UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2008
CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (909) 980-4030
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     CVB Financial Corp. (the “Company”) is providing its investor slide presentation with information as of June 30, 2008. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.
Item 8.01 Other Events
     On July 29, 2008, the Company’s President and Chief Executive Officer, Christopher D. Myers, will participate in the Keefe Bruyette & Woods Community Bank Investor Conference. Mr. Myers will discuss the slides furnished as Exhibit 99.1 at this conference.
Item 9.01 Financial Statement and Exhibits
(d) Exhibits
99.1      Slide presentation of CVB Financial Corp. as of June 30, 2008 (furnished pursuant to Regulation FD)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)
Date: July 28, 2008	By:	/s/ Edward J. Biebrich Jr.
Edward J. Biebrich Jr.,
Executive Vice President and Chief Financial Officer

Exhibit Index
99.1      Slide presentation of CVB Financial Corp. as of June 30, 2008 (furnished pursuant to Regulation FD)

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